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                             AMICAS INC.

                                                                    EXHIBIT 32.1

   CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18
                              U.S.C. SECTION 1350

      In connection with this Quarterly Report on Form 10-Q of AMICAS, Inc. (the "Company") for the three months ended March 31, 2005 (the "Report"), the undersigned, Stephen N. Kahane, M.D., M.S., Chief Executive Officer of the Company, and Joseph D. Hill, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  /s/ Stephen N. Kahane, M.D., M.S.               May 10, 2005
                  ---------------------------------                       Date
                  Stephen N. Kahane, M.D., M.S.
                  Chief Executive Officer

                  /s/ Joseph D. Hill                              May 10, 2005
                  -----------------------                                 Date
                  Joseph D. Hill
                  Chief Financial Officer